Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 1, 2004
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                           TILLMAN INTERNATIONAL, Inc.
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             (Exact name of registrant as specified in its charter)


   Utah                                  0-32131                  87-0429950
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
 of incorporation)                                           Identification No.)


        160 Morgan Street, Versailles, Kentucky                    40383
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       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (801) 532-6200
                                                     -------------

            250 South 400 East, No. 105, Salt Lake City, Utah 84111
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         (Former name or former address, if changed since last report)


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

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On March 18, 2004, we dismissed Bierwolf, Nilson & Associates as our independent accountants, and we have engaged Kempisty & Company as our independent accountants.

         The reports of Bierwolf, Nilson & Associates on our financial statements for the fiscal years ended December 31, 2001 and 2002 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that the accountant's reports of Bierwolf, Nilson & Associates on our financial statements as of and for the year ended December 31, 2002 stated that we had suffered recurring losses from operations and had a net capital deficiency that raised substantial doubt about our ability to continue as a going concern.

         The decision to change accountants from Bierwolf, Nilson & Associates to Kempisty & Company was approved by our board of directors.

         During our fiscal years ended December 31, 2001 and 2002 and the subsequent interim period through March 18, 2004, the date of the dismissal of Bierwolf, Nilson & Associates, we did not have any disagreement with Bierwolf, Nilson & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         During that time, there were no "reportable events" as set forth in
Item 304(a)(1)(i-v) of Regulation S-B adopted by the Securities and Exchange Commission, except that the accountant's reports of Bierwolf, Nilson & Associates on our financial statements as of and for the year ended December 31, 2002 stated that we had suffered recurring losses from operations and had a net capital deficiency that raised substantial doubt about our ability to continue as a going concern.

         We engaged Kempisty & Company on March 18, 2004. We had not consulted Kempisty & Company regarding any of the matters specified in Item 304(a)(2) of Regulation S-B.

         We have provided Bierwolf, Nilson & Associates with a copy of this report prior to its filing with the Commission. Bierwolf, Nilson & Associates has provided a letter to us, dated March 29, 2004 and addressed to the Commission, which is attached hereto as Exhibit 16.1 and is hereby incorporated herein by reference.


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

ITEM 5.  OTHER EVENTS.

         Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not Applicable.

         (b) Not Applicable.

         (c) Exhibits.

             16.1   Letter on change in certifying accountant

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE.

         Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TILLMAN INTERNATIONAL, INC.
                                          (Registrant)


Date:  April 1, 2004                      By: /s/ William R. Wheeler
                                              ----------------------------------
                                               William R. Wheeler, President


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